UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 2, 2018
Date of Report (Date of earliest event reported)

THE CHILDREN’S PLACE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23071	31-1241495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive

Secaucus, New Jersey 07094

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (201) 558-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12-b-2 of this chapter).

☐  Emerging Growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2018, the Company issued a press release re-affirming its previously announced estimated range of net income per diluted share for the third quarter of the Company’s fiscal year ending February 2, 2019 (“Fiscal 2018”) and announcing comparable retail sales for the third quarter of Fiscal 2018. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the third quarter of Fiscal 2018. In accordance with General Instructions B.2 of Form 8-K, such information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As also set forth in the Company’s November 5, 2018 press release furnished as Exhibit 99.1 hereto, the Company announced the consolidation of certain key management roles.

Pamela Wallack, the Company’s President, Global Product and Anurup Pruthi, the Company’s Chief Financial Officer, left the Company to pursue other opportunities, effective November 2, 2018. Neither executive left the Company as a result of any disagreement with the Company concerning the Company’s operations, policies or practices.

Effective as of November 2, 2018: (i) Jane Elfers, the Company’s President and Chief Executive Officer, reassumed Ms. Wallack’s duties; and (ii) Michael Scarpa, the Company’s Chief Operating Officer, and the former Chief Financial Officer of the Company, reassumed Mr. Pruthi’s duties.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 Press Release dated November 5, 2018, issued by the Company.

Forward Looking Statement

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and adjusted net income per diluted share.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended February 3, 2018. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions and disruptions in the Company’s global supply chain, including resulting from foreign sources of supply in less developed countries or more politically unstable countries, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2018

THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
		Name:	Jane Elfers
		Title:	President and Chief Executive Officer

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